Monthly Certificateholder Statement
                      FASCO Auto Trust 1996-1
                6.65% Class A Asset-Backed Certificates
               10.00% Class B Asset-Backed Certificates

Distribution Date                                      9/16/96
Collection Period                                         8/96

    Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among Financial Asset Securities Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution:
   1   Certificates.
       (a)  The aggregate amount of the distribution
            to Class A Certificateholders on the Distribution
            Date set forth above                                       $1,712,394.42

       (b)  The amount of the distribution set forth in
            paragraph A.1. (a) above in respect of interest              $459,090.36

       (c)  The amount of the distribution set forth in
            in paragraph A.1. (a) above in respect of principal        $1,253,304.06

       (d)  The amount of the distribution set forth in
            paragraph A.1. (a) above, per $1,000 interest                     $20.28

       (e)  The amount of the distribution set forth in
            paragraph A.1. (b) above, per $1,000 interest                      $5.44

       (f)  The amount of the distribution set forth in
            paragraph A.1. (c) above, per $ 1,000 interest                    $14.84

       (g)  The aggregate amount of the distribution to Class B
            Certificateholders on the Distribution Date set forth above
            (given to the Collateral Agent for deposit into the Spread
            Account)                                                     $102,298.18

       (h)  The amount of the distribution set forth in
            paragraph A.1.(g) above in respect of interest                $36,334.81

       (i)  The amount of the distribution set forth in
            in paragraph A.1. (g) above in respect of principal           $65,963.37

       (j)  Scheduled Payments due in such Collection Period           $2,591,503.96

       (k)  Scheduled Payments collected in such Collection
            Period                                                     $2,369,156.54

B. Information Regarding the Performance of the Trust.
   1  Pool Balance and Certificate Balances
       (a)  The aggregate Principal Balance of the Receivables as of the close of business on the last day of the preceding
            Collection Period                                         $87,203,550.47

       (b)  The Class A Certificates Balance as of the close
            of business on the last day set forth
            above, after giving effect to payments
            allocated to principal in paragraph
            A.1.(c) above                                             $81,590,068.89

       (c)  The Class A Certificates Balance as of the close
            of business on the last day set forth
            above, after giving effect to payments
            allocated to principal in paragraph A.1.(c) above          $4,294,214.15

       (d)  The Pool factor as of the close of business
            on the last day set forth above                                0.9660693

   2  Servicing Fee and Purchased Receivables.
       (a)  The aggregate amount of the Servicing Fee
            (exclusive of the Standby Fee paid to the
            Standby Servicer) paid to the Servicer with
            respect to the Collection Period set forth above             $160,134.73

       (b)  The aggregate amount of the Standby Fee
            paid to the Standby Servicer with respect to the
            Collection Period set forth above                              $5,813.57

       (c)  The amount of the payment set forth in
            paragraph B.2.(a)  above per $1,000 interest                       $1.90

       (d)  The amount of the payment set forth in
            paragraph B.2.(b)  above per $1,000 interest                       $0.07

       (e)  The amount of any unpaid Servicing Fee                             $0.00

       (f)  The change in the amount of any unpaid
            Servicing Fee from the prior Distribution Date                     $0.00

            The number and aggregate Purchase Amount of
            Receivables that became Purchased Receivables
            during the related Collection Period
                  Number                                                          10
                  Aggregate Purchase Amount                              $135,237.32

   3  Payment Shortfalls.
       (a)  The amount of the Class A Interest Carryover shortfall after giving effect to the payments set forth in
            paragraph A.1.(b) above                                            $0.00

       (b)  The amount of the Class A Principal Carryover Shortfall after giving effect to the payment set forth in
            paragraph A.1.(c) above                                            $0.00

       (c)  The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
            paragraph A.1.(h) above                                            $0.00

       (d)  The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
            paragraph A.1.(i) above                                            $0.00

   4  Payahead Account.
       (a)  The aggregate Payahead Balance on the
            prior Distribution Date                                       $46,875.69

       (b)  Distributions (to) from Collection Account
            for Payaheads                                                 ($8,819.78)

       (c)  Interest earned on Payahead Balances                             $154.33

       (d)  Ending Payahead Account Balance                               $38,210.24

   5  Spread Account.
       (a)  The Specified Spread Account Balance with
            respect to such Distribution Date and the Spread
            Account Balance on the Distribution Date
            set forth above, after giving effect to
            distributions made on such Distribution Date
                Specified Spread Account Balance                      $10,950,246.09
                Spread Account Balance                                 $4,871,244.58

       (b)  The change in the spread account on the Distribution
            Date set forth above                                         $761,146.60

   6 Policy
       (a)  The amount paid to the Certificateholders
            under the Policy for such Distribution Date                        $0.00

       (b)  The amount distributable to the Certificate
            Insurer on such Distribution Date                             $23,797.10

   7 Losses and Delinquencies.
       (a)  The aggregate amount of Realized Losses on the
            Distribution Date set forth above                                  $0.00

       (b)  The change in the aggregate amount of
            Realized Losses from the prior Distribution Date                   $0.00

       (c)  The number of Receivables and the aggregate
            gross amount scheduled to be paid, including
            unearned finance and other charges, for
            which Obligors are delinquent between
            31 and 59 days
                 Number                                                          286
                 Aggregate Gross Amount                                $3,972,000.00

       (d)  The number of Receivables and the aggregate
            gross amount scheduled to be paid,
            including unearned finance and other
            charges, for which Obligors are delinquent
            60 days or more
                 Number                                                          107
                 Aggregate Gross Amount                                $1,542,000.00


   8   Performance Triggers
       (a)   Delinquency Ratio                                                 5.37%

       (b)   Average Delinquency Ratio                                         3.19%

       (c)   Average Default Rate                                              1.63%

       (d)   Average Loss Ratio                                                0.00%

       (e)   Is a Portfolio Performance Test violation continuing?                No

       (f)   Has an Insurance Agreement Event of Default occurred?                No

CPS AUTO GRANTOR TRUST 1995-4
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                               NO
    DEFICIENCY CLAIM AMOUNT                                                     0.00

IS THERE A CLASS B DEFICIENCY?                                                    NO
    CLASS B DEFICIENCY                                                          0.00
    CASH AVAILABLE THIS MONTH TO COVER CLASS B DEFICIENCY                       0.00

INPUTS
    GROSS COLLECTION PROCEEDS:                                          2,859,593.90
    LOCK BOX NSF ITEMS:                                                  (125,988.82)
    TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                   8,819.78
    COLLECTION ACCOUNT INTEREST                                             9,986.85
    PAYAHEAD ACCOUNT INTEREST                                                 154.33
    TOTAL COLLECTION PROCEEDS:                                          2,752,566.04
    FOR DISTRIBUTION DATE:                                                   9/16/96
    FOR DETERMINATION DATE:                                                   9/9/96
    FOR COLLECTION PERIOD:                                                      8/96

    COLLATERAL ACTIVITY INFORMATION
        PRINCIPAL
        Beginning Principal Balance                                    87,203,550.47
                  Principal portion of payments collected (non-prepayments)               946,099.11
                  Prepayments in full allocable to principal                              237,931.00
            Collections allocable to principal                          1,184,030.00
            Partial prepayments relating to various contracts or policies       0.00
            Liquidation Proceeds allocable to principal                         0.00
            Purchase Amounts allocable to principal                       135,237.32
                                                                       -------------
          Total Principal                                               1,319,267.43

          Realized Losses                                                       0.00
          Cram Down Losses                                                      0.00

        Ending Principal Balance                                       85,884,283.04

       INTEREST
                  Collections allocable to interest                     1,423,057.43
                  Liquidation Proceeds allocable to interest                    0.00
                  Purchase Amounts allocable to interest                        0.00
                  Recoveries from Liquidated Receivables from prior periods   100.00
                                                                      --------------
          Total Interest                                                1,423,157.43

CERTIFICATE INFORMATION
     Beginning of Period Class A Principal Balance                     82,843,372.95
     Beginning of Period Class B Principal Balance                      4,360,177.52

MISCELLANEOUS BALANCES
     Beginning of Period Spread Account Balance                         4,110,097.98
     Additional Servicing Fee Amounts (late fees,
         prepayment charges, etc.)                                         14,795.48
     Aggregate Payahead Balance                                            38,055.91
     Aggregate Payahead Balance for preceding Distribution Date            46,875.69
     Interest Earned on Payahead Balances                                     154.33
     Scheduled Payments due in Collection Period                        2,591,503.96
     Scheduled Payments collected in Collection Period                  2,369,156.54
     Aggregate Amount of Realized Losses for preceding Distribution Date        0.00

MISCELLANEOUS CURRENT EXPENSES
     Trustee's out-of-pocket expenses                                           0.00
     Collateral Agent's expenses                                                0.00
     Transition Expenses to Standby Servicer                                    0.00
     Transition Expenses to successor Servicer                                  0.00
     Other Reimbursement Obligations to Certificate Insurer (non-Premium)       0.00

MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
     Unpaid Standby Fee from prior Collection Periods                           0.00
     Unpaid Servicing Fee from prior Collection Periods                        0.00
     Unpaid Trustee Fee from prior Collection Periods                           0.00
     Unpaid Trustee's out-of-pocket expenses from prior Collection Periods      0.00
     Unpaid Collateral Agent Fee from prior Collection Periods                  0.00
     Unpaid Collateral Agent Expenses from prior Collection Periods             0.00

DELINQUENCY INFORMATION                                                                  Aggregate Gross
                                                                                              Amount
                                                                    # of Receivables      of Receivables
     31 - 59 days delinquent                                                     286        3,972,000.00
     60+ days delinquent                                                         107        1,542,000.00


PURCHASED RECEIVABLES                                                                    Aggregate Purchase
                                                                                              Amount
                                                                    # of Receivables      of Receivables
                                                                                  10          135,237.32

Information for Portfolio Performance Tests
    Principal Balance of all Receivables delinquent more than
         30 days as of the close of business on the last day
         of the related Collection Period.                              5,514,000.00
    Principal Balance of all Receivables that became Purchased
         Receivables as of the close of business on the last day
         of the related Collection Period and that were delinquent
         30 days or more.                                                 135,237.32
    Principal Balance of all Receivables that became
         Defaulted Receivables during the related Collection Period.      256,599.47

    Delinquency Ratio for second preceding Determination Date                  3.21%
    Delinquency Ratio for third preceding Determination Date                   0.99%

    Default Rate for second preceding Determination Date                       1.34%
    Default Rate for third preceding Determination Date                        0.00%

    Net Loss Ratio for second preceding Determination Date                     0.00%
    Net Loss Ratio for third preceding Determination Date                      0.00%

    Is a Portfolio Performance Test violation continuing? (Y/N)                    N
    Has an Insurance Agreement Event of Default occurred? (Y/N)                    N

CALCULATIONS

    TOTAL DISTRIBUTION AMOUNT
         All collections on receivables (incl. amts from payahead,
         excl. amounts deposited into payahead)                         2,607,087.54
         Liquidation Proceeds                                                   0.00
         Recoveries                                                           100.00
         Purchase Amounts                                                 135,237.32
         Certificate Insurer Optional Deposit pursuant to
         Section 4.11 (iii)                                                     0.00
         Investment earnings from Collection Account                        9,986.85
         Investment earnings from Payahead Account                            154.33
                                                                     ---------------
      TOTAL DISTRIBUTION AMOUNT                                         2,752,566.04

    DISTRIBUTABLE AMOUNT
      Principal Distributable Amount
         Principal portion of payments collected (non-prepayments)        946,099.11
         Prepayments in full allocable to principal                       237,931.00
         Principal Balance of Liquidated Receivables                            0.00
         Purchase Amounts allocable to principal                          135,237.32
         Cram Down Losses                                                       0.00
                                                                     ---------------
       Principal Distributable Amount                                   1,319,267.43

      Class A Principal Distributable Amount
       Principal Distributable Amount                                   1,319,267.43
       Times Class A Percentage (95%)                                            95%
                                                                     ---------------
                                                                        1,253,304.06
       Certificate Insurer Optional Deposit: Class A Prin
       Distributable Amt.                                                       0.00
                                                                     ---------------
       Class A Principal Distributable Amount                           1,253,304.06

      Class A Interest Distributable Amount
       Beginning of Period Principal Balance of the Certificates       82,843,372.95
       Multiplied by Certificate Pass-Through Rate                             6.65%
       Multiplied by 30/360, or for the first Distribution
       Date, by 17/360                                                     0.0833333
                                                                     ---------------
       Class A Interest Distributable Amount                              459,090.36

      Class B Principal Distributable Amount
       Principal Distributable Amount                                   1,319,267.43
       Times Class B Percentage (5%)                                              5%
                                                                     ---------------
       Class B Principal Distributable Amount                              65,963.37

      Class B Interest Distributable Amount
       Beginning of Period Principal Balance of the Certificates        4,360,177.52
       Multiplied by Certificate Pass-Through Rate                            10.00%
       Multiplied by 30/360, or for the first Distribution
       Date, by 17/360                                                     0.0833333
                                                                     ---------------
       Class B Coupon Interest Amount                                      36,334.81


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                      0.00
Interest on Class B Principal Carryover Shortfall                               0.00
                                                                     ---------------
                                                                                0.00

Class B Interest Carryover Shortfall from previous period                       0.00
Interest on Class B Interest Carryover Shortfall                                0.00
                                                                     ---------------
                                                                                0.00

Class A Principal Carryover Shortfall from previous period                      0.00
Interest on Class A Principal Carryover Shortfall                               0.00
                                                                     ---------------
                                                                                0.00

Class A Interest Carryover Shortfall from previous period                       0.00
Interest on Class A Interest Carryover Shortfall                                0.00
                                                                     ---------------
                                                                                0.00





CALCULATIONS

   DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                           Use
                                                                     ---------------
    (i)     Standby Fee                                                     5,813.57
            Servicing Fee (2.0%)                                          145,339.25
            Additional Servicing Fee Amounts (late fees,
            prepayment charges, etc.)                                      14,795.48
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
    (ii)    Transition Expenses to Standby Servicer                             0.00
    (iii)   Trustee Fee                                                     1,090.04
            Trustee's out-of-pocket expenses                                    0.00
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
            Collection Periods                                                  0.00
    (iv)    Collateral Agent Fee                                            1,090.04
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods      0.00
    (v)     Class A Interest Distributable Amount                         459,090.36
            Class A Interest Carryover Shortfall                                0.00
    (vi)    Class B Coupon Interest                                        36,334.81
            Class B Carryover Interest                                          0.00
    (vii)   Class A Principal Distributable Amount                      1,253,304.06
            Class A Principal Carryover Shortfall                               0.00
    (viii)  Certificate Insurer Premium                                    23,797.10
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
    (ix)    Transition Expenses to successor Servicer                           0.00
    (x)     Class B Principal Distributable Amount - Unadjusted            65,963.37
            Current Month Class B Principal Carryover Shortfall                 0.00
            Class B Principal Carryover Shortfall - Previous Month(s)           0.00
            Adjusted Class B Principal Distributable Amount                65,963.37
    (xi)    Remaining amounts to Collateral Agent for deposit
            in Spread Account                                             745,947.96


    CERTIFICATE BALANCE
            Class A Beginning of Period Principal Balance              82,843,372.95
                   Class A Principal Distributions                      1,253,304.06
            Class A End of Period Principal Balance                    81,590,068.89

            Class B Beginning of Period Principal Balance               4,360,177.52
                   Class B Principal Distributable Amount                  65,963.37
            Class B End of Period Principal Balance                     4,294,214.15

CARRYOVER SHORTFALLS AFTER CURRENT DISTRIBUTIONS
Class B principal Carryover Shortfall
the excess if any, of
    the sum of
         Class B Principal Distributable Amount                            65,963.37
         Class B Principal Carryover Shortfall                                  0.00
    over
         amount actually distributed as principal                          65,963.37
                                                                     ---------------
                                                                                0.00
Class B Interest Carryover Shortfall
the excess if any, of
    the sum of
         Class B Coupon Interest Amount                                    36,334.81
         Class B Interest Carryover Shortfall                                   0.00
    over
         amount actually distributed as interest                           36,334.81
                                                                     ---------------
                                                                                0.00
Class A principal Carryover Shortfall
the excess if any, of
    the sum of
         Class A Principal Distributable Amount                         1,253,304.06
         Class A Principal Carryover Shortfall                                  0.00
    over
         amount actually distributed as princinal                       1,253,304.06
                                                                     ---------------
                                                                                0.00
Class A Interest Carryover Shortfall
the excess if any, of
    the sum of
         Class A Interest Distributable Amount                            459,090.36
         Class A Interest Carryover Shortfall                                   0.00
    over
         amount actually distributed as interest                          459,090.36
                                                                     ---------------
                                                                                0.00

DEFICIENCY CLAIM AMOUNT
   (i)   Total Distribution Amount                                      2,752,566.04
   (ii)  Amounts payable pursuant to Section 4.6(c) (i) - (ix)          1,940,654.71
         If (i) is less than (ii), there is a Deficiency Claim Amount             NO
         Deficiency Claim Amount                                                0.00

CLASS B DEFICIENCY
   (i)   Amounts available to make payments pursuant to
         Section 4.6(c) (vi) and (x)                                      102,298.18
   (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)          102,298.18
         If (i) is less than (ii), there is a Class B Deficiency                  NO
         Class B Deficiency                                                     0.00


CALCULATIONS
    PERFORMANCE MEASURES
         Calculation of Delinquency Ratio (Current Period)
           Delinquency Amount
              Receivables more than 30 days delinquent                  5,514,000.00
              Purchased receivables more than 30 days delinquent          135,237.32
                                                                     ---------------
              Total                                                     5,649,237.32


           Aggregate Gross Principal Balance as of the close of
              business on the last day of the Collection Period.      105,254,404.61
         Delinquency Ratio                                                     5.37%

         Calculation of Average Delinquency Ratio
           Delinquency Ratio for most recent Determination Date                5.37%
           Delinquency Ratio for second preceding Determination Date           3.21%
           Delinquency Ratio for third preceding Determination Date            0.99%
                                                                     ---------------
         Average Delinquency Ratio                                             3.19%

         Calculation of Default Rate (Current Period)
           Default Amount
              Principal Balance of Defaulted Receivables                  256,599.47
                                                                     ---------------
              Total                                                       256,599.47

           Calculation of Average Principal Balance
              Aggregate Principal Balance at end of related
                 Collection Pd.                                        85,884,283.04
              Aggregate Prin. Bal. at end of 2nd preceding
                 Collection Pd.                                        87,203,550.47
                                                                     ---------------
                                                                       86,543,916.76

           Default Rate                                                        3.56%

           Calculation of Average Default Rate
              Default Rate for most recent Determination Date                  3.56%
              Default Rate for second preceding Determination Date             1.34%
              Default Rate for third preceding Determination Date              0.00%
                                                                     ---------------
           Average Default Rate                                                1.63%


           Calculation of Net Loss Ratio (Current Determination Date)
              Calculation of Net Liquidation Losses
                Principal Balance plus accrued and unpaid interest
                   of Liquidated Receivables                                    0.00

                Cram Down Losses                                                0.00
                Net Liquidation Proceeds                                     (100.00)
                                                                     ---------------
                Net Liquidation Losses                                       (100.00)

              Calculation of Average Principal Balance
                Aggregate Principal Balance at end of related
                   Collection Pd.                                      85,884,283.04
                Aggregate Prin. Bal. at end of 2nd preceding
                   Collection Pd.                                      87,203,550.47
                                                                     ---------------
                Average Principal Balance                              86,543,916.76

         Net Loss Ratio                                                        0.00%

CALCULATIONS

         Calculation of Average Loss Ratio
           Net Loss Ratio for most recent Determination Date                   0.00%
           Net Loss Ratio for second preceding Determination Date              0.00%
           Net Loss Ratio for third preceding Determination Date               0.00%
                                                                     ---------------
         Average Loss Ratio                                                    0.00%

    Spread Account
         Spread Account Cap
              12.75% of Outstanding Certificate Balance                                    10,950,246.09
              15% of Outstanding Certificate Balance                                       12,882,642.46
              Is a Portfolio Performance Test violation continuing? (Y/N)                              N
              Has an Insurance Agreement Event of Default occurred? (Y/N)                              N
                                                                                         ---------------
           Cap Amount                                                  10,950,246.09

         Spread Account Floor
              3.5% of the Initial Certificate Balance                                       3,111,526.26
              Outstanding Certificate Balance                                              85,884,283.04
              Minimum Floor                                                                   100,000.00
                                                                                         ---------------
           Floor Amount                                                 3,111,526.26

         Required Spread Account Amount                                10,950,246.09
         Beginning of Period Spread Account Balance                     4,110,097.98
         Spread Account Deposit (Withdrawal) from
              Current Distributions                                       745,947.96
         Transfer (to) from Cross-Collateralized Spread Accounts                0.00
         Required addition to/(eligible withdrawal from)
              Spread Account                                            6,094.200.15
         Earnings on Spread Account Balance                                15,198.64
         Amount of Spread Account deposit (withdrawal)                          0.00
         Ending Spread Account Balance                                  4,871,244.58


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                        CONSUMER PORTFOLIO SERVICES, INC.


                  By:         /s/ Jeffrey P. Fritz
                      ----------------------------------------------------

                  Name:                 Jeffrey P. Fritz
                          ------------------------------------------------

                  Title:  Senior Vice President - Chief Financial Officer
                          ------------------------------------------------